                                                                       Barclay Capital
                                                                       5 The North Colonnade
                                                                       Canary Wharf
                                                                       London E14 4BB

                                                                       Tel +44 (0)20 7623 2323

To:               RASC Series 2006-EMX8 Trust, acting through U.S. Bank National  Association (the "Trustee"),  not
                  in its individual  capacity but solely as trustee for the benefit of RASC Series  2006-EMX8 Trust
                  (the "Counterparty" or "Party B")
Tel               (651) 495-3880
Fax               (651) 495-8090
From:             BARCLAYS BANK PLC (LONDON HEAD OFFICE) ("Barclays" or "Party A")
Date:             September 28, 2006
Reference #:      TBD

                                           INTEREST RATE CAP TRANSACTION

The purpose of this  facsimile  (this  "Confirmation")  is to confirm the terms and  conditions of the  Transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions  contained in the 2000 ISDA  Definitions (the "2000  Definitions"),  as published by the International  Swaps and Derivatives  Association,  Inc. ("ISDA") are incorporated into this  Confirmation.  In the event of any inconsistency  between the 2000 Definitions and this  Confirmation,  this Confirmation will govern for the purposes of the  Transaction.  References  herein to a "Transaction"  shall be deemed to be references to a
"Swap  Transaction"  for the  purposes of the 2000  Definitions,  references  to a "Swap  Transaction"  in the 2000
Definitions  is deemed to be references  to a  "Transaction"  for purposes of this  Agreement..  Capitalized  terms used in this  Confirmation and not defined in this  Confirmation or the 2000 Definitions  shall have the respective meaning  assigned  in the  Agreement.  Each  party  hereto  agrees to make  payment  to the other  party  hereto in accordance with the provisions of this  Confirmation and of the Agreement.  In this  Confirmation,  "Party A" means
Barclays and "Party B" means the Counterparty.

1.       This  Confirmation  evidences a complete and binding  agreement  between you and us as to the terms of the
Swap  Transaction to which this  Confirmation  relates.  This  Confirmation  (including  the schedule  hereto) will constitute a Confirmation that  supplements,  forms a part of, and is subject to, an agreement (the "Agreement") in the form of the 1992  Multicurrency  - Cross Border  Master  Agreement in the form  published by the  International
Swaps and  Derivatives  Association,  Inc. (the "ISDA Form"),  as if on the Trade Date we had executed an agreement in such form,  but without any Schedule  except for the elections set forth in Section 4 herein.  For the avoidance of doubt,  the  Transaction  described  herein  shall be the sole  Transaction  governed by such ISDA Form.  In the event of any inconsistency  between the provisions of the ISDA Form and this  Confirmation,  this Confirmation will prevail for purposes of this Swap Transaction.

The terms of the particular Transaction to which this Confirmation relates are as follows:

------------------------------------------------------- -----------------------------------------------------
2.                                                      TRADE DETAILS
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
NOTIONAL AMOUNT:                                        With respect to any Calculation Period, the lesser
                                                        of (1) the Certificate Principal Balance of the
                                                        Class A Certificates and the Class M Certificates
                                                        immediately prior to the Distribution Date that
                                                        occurs on the Floating Rate Payer Period End Date
                                                        for such Calculation Period and (2) the amount set
                                                        forth on Schedule A attached hereto for such
                                                        Calculation Period.  As used herein, the terms
                                                        "Certificate Principal Balance," "Class A
                                                        Certificates," "Class M Certificates" and
                                                        "Distribution Date" shall have the respective
                                                        meanings set forth in the Pooling and Servicing
                                                        Agreement dated as of September 1, 2006 among
                                                        Residential Asset Securities Corporation,
                                                        Residential Funding Corporation and the Trustee
                                                        (the "Pooling and Servicing Agreement").

------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
TRADE DATE:                                             September 26 , 2006

------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
EFFECTIVE DATE:                                         September 28, 2006

------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
TERMINATION DATE:                                       September  25,  2011;  subject to  adjustment  in
                                                        accordance   with  the  Following   Business  Day
                                                        Convention.

------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
FIXED AMOUNTS:
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
         Fixed Rate Payer:                              Counterparty

         Fixed Rate Payer Payment Date:                 September 28, 2006
         Fixed Amount:                                  $3,500,000
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
FLOATING AMOUNTS:
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
         Floating Rate Payer:                           Barclays

         Cap Rate:                                      5.25%
         Floating Rate Payer Period End Date(s):        The 25th of each  month in each  year  from  (and
                                                        including)  October 25,  2006 to (and  including)
                                                        the  Termination  Date;  subject to adjustment in
                                                        accordance   with  the  Following   Business  Day
                                                        Convention.

         Early Payment:                                 Two (2) Business Days

         Floating Rate for the Initial Calculation      To be determined
         Period:

         Floating Rate Option:                          USD-LIBOR-BBA

         Floating Rate Day Count Fraction:              Actual/360

         Designated Maturity:                           1 Month

         Reset Dates:                                   The first calendar day of each Calculation Period

         Compounding:                                   Inapplicable

------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
BUSINESS DAYS:                                          New York

------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
CALCULATION AGENT:                                      Barclays

------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
ADMINISTRATION FEE                                      USD 16,000  will be paid to Barclays on behalf of
                                                        Counterparty for value on Effective Date.
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
3.                                                      ACCOUNT DETAILS
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Payments to Barclays:                                   Correspondent: BARCLAYS BANK PLC NEW YORK
                                                        FEED: 026002574
                                                        Beneficiary:  BARCLAYS SWAPS
                                                        Beneficiary Account: 050-01922-8

------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Payments to Counterparty:                               U.S. Bank National Association
                                                        ABA No.: 091000022
                                                        Acct. No.: 1731 0332 2058
                                                        Ref.: RASC 2006-EMX8
                                                        OBI: Attn:  John Thomas
                                                        Ref. Acct. No.: 105085000
------------------------------------------------------- -----------------------------------------------------

4.  PROVISIONS DEEMED INCORPORATED INTO THIS AGREEMENT:

The following provisions i) through vii) are incorporated into this Agreement:

     i) The  parties  agree  that  subparagraph  (ii) of  Section  2(c) of the  ISDA  Form  Master  Agreement  will apply to this Transaction.

ii)      Termination Provisions. For purposes of this Agreement:

(a)                   "Specified Entity" means in relation to Party A for the purpose of the Agreement:

                      Section 5(a)(v): None;
                      Section 5(a)(vi): None;
                      Section 5(a)(vii): None;
                      Section 5(b)(iv):  None;

                      and in relation to Party B for the purpose of this Agreement:

                      Section 5(a)(v): None;
                      Section 5(a)(vi): None;
                      Section 5(a)(vii): None;
                      Section 5(b)(iv):  None.

(b)      "Specified Transaction" shall be inapplicable to Party A and Party B.

(c)      The "Breach of Agreement"  provisions of Section  5(a)(ii) of the Agreement will be  inapplicable to Party
                      A and Party B.

(d)      The "Credit  Support  Default"  provisions of Section  5(a)(iii) of the Agreement will be  inapplicable to
                      Party B.

(e)      The  "Misrepresentation"  provisions of Section  5(a)(iv) of the Agreement will be inapplicable to Party A and Party B.

(f)      The  "Default  Under  Specified  Transaction"  provisions  of  Section  5(a)(v) of the  Agreement  will be inapplicable to Party A and Party B.

(g)      The "Cross  Default"  provisions of Section  5(a)(vi) of the Agreement will be inapplicable to Party A and
                      Party B.

(h)      The "Credit Event Upon Merger"  provisions of Section  5(b)(iv) of the Agreement will be  inapplicable  to
                      Party A and Party B.

(i)      The "Bankruptcy" provisions of Section 5(a)(vii) will not apply to Party B.

(j)      The  "Automatic  Early  Termination"  provision of Section 6(a) of the Agreement will be  inapplicable  to
                      Party A and Party B.

(k)      Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

(i)      Market Quotation will apply.
(ii)     The Second Method will apply.

(l)      "Termination Currency" means United States Dollars.

iii)     Tax Representations.

         Payer Tax  Representations.  FOR THE PURPOSE OF SECTION 3(E), EACH OF BARCLAYS AND THE COUNTERPARTY  MAKES
         THE FOLLOWING REPRESENTATION:

                  It is  not  required  by  any  applicable  law,  as  modified  by the  practice  of any  relevant
                  governmental  revenue  authority,   of  any  Relevant  Jurisdiction  to  make  any  deduction  or withholding  for or on account of any Tax from any payment  (other than  interest  under  Section
                  2(e),  6(d)(ii)  or 6(e) of this  Agreement)  to be made  by it to the  other  party  under  this
                  Agreement.   In  making  this   representation,   it  may  rely  on:  (i)  the  accuracy  of  any
                  representation  made by the other party  pursuant  to Section  3(f) of this  Agreement;  (ii) the satisfaction  of the  agreement of the other party  contained in Section  4(a)(i) or 4(a)(iii) of this  Agreement and the accuracy and  effectiveness  of any document  provided by the other party pursuant to Section  4(a)(i) or 4(a)(iii) of this  Agreement;  and (iii) the  satisfaction of the agreement  of the other party  contained  in Section  4(d) of this  Agreement,  provided  that it shall not be a breach of this  representation  where  reliance  is placed on clause  (ii) and the other party does not deliver a form or document  under  Section  4(a)(iii)  by reason of material prejudice to its legal or commercial position.

         Barclays  Payee Tax  Representations.  FOR THE  PURPOSE  OF SECTION  3(F),  BARCLAYS  MAKES THE  FOLLOWING
         REPRESENTATIONS:

                  With respect to payments  made to Barclays  which are not  effectively  connected to the U.S.: It is a non-U.S. branch of a foreign person for U.S. federal income tax purposes.

                  With respect to payments  made to Barclays  which are  effectively  connected  to the U.S.:  Each payment  received or to be received by it in connection  with this  Agreement will be effectively connected with its conduct of a trade or business in the U.S.

         Counterparty  Payee  Tax  Representations.  FOR THE  PURPOSE  OF  SECTION  3(F),  COUNTERPARTY  MAKES  THE
         FOLLOWING REPRESENTATION:

                  Counterparty  represents  that it is a "United  States person" as such term is defined in Section
                  7701(a)(30) of the Internal Revenue Code of 1986, as amended.

iv)      Documents to be Delivered.  For the purpose of Section 4(a):

         (a) Tax forms, documents or certificates to be delivered are:

------------------------------------- ------------------------------------ ----------------------------------
PARTY REQUIRED TO DELIVER DOCUMENT    FORM/DOCUMENT/CERTIFICATE            DATE BY WHICH TO BE DELIVERED
------------------------------------- ------------------------------------ ----------------------------------
------------------------------------- ------------------------------------ ----------------------------------
Barclays and Counterparty             Any    document    required   or     Promptly   after    reasonable
                                      reasonably  requested  to  allow     demand by either party.
                                      the   other    party   to   make
                                      payments  under  this  Agreement
                                      without   any    deduction    or
                                      withholding   for   or  on   the
                                      account  of any Tax or with such
                                      deduction  or  withholding  at a
                                      reduced rate.

------------------------------------- ------------------------------------ ----------------------------------

(b)      Other Documents to be delivered are:

------------------------- ------------------------------------ --------------------- ------------------------
PARTY REQUIRED TO         FORM/DOCUMENT/CERTIFICATE            DATE BY WHICH TO BE   COVERED BY SECTION
DELIVER DOCUMENT                                               DELIVERED             3(D) REPRESENTATION
------------------------- ------------------------------------ --------------------- ------------------------
------------------------- ------------------------------------ --------------------- ------------------------
Barclays                  An opinion of Barclays in form       Closing Date          Yes
                          and substance reasonably
                          acceptable to Counterparty

------------------------- ------------------------------------ --------------------- ------------------------
------------------------- ------------------------------------ --------------------- ------------------------
Barclays and the          Any documents required or            Closing Date          Yes
Counterparty              reasonably requested by the
                          receiving party to evidence
                          authority of the delivering
                          party or its Credit Support
                          Provider, if any, to execute and
                          deliver this Agreement, any
                          Confirmation, and any Credit
                          Support Documents to which it is
                          a party, and to evidence the
                          authority of the delivering
                          party to its Credit Support
                          Provider to perform its
                          obligations under this
                          Agreement, such Confirmation
                          and/or Credit Support Document,
                          as the case may be.

------------------------- ------------------------------------ --------------------- ------------------------
------------------------- ------------------------------------ --------------------- ------------------------
Barclays and the          A certificate of an authorized       Closing Date          Yes
Counterparty              officer of the party, as to the
                          incumbency and authority of the
                          respective officers of the party
                          signing this agreement, any
                          relevant Credit Support Document,
                          or any Confirmation, as the case
                          may be.
------------------------- ------------------------------------ --------------------- ------------------------

v)       Miscellaneous.

         (a)      Address for Notices:  For the purposes of Section 12(a) of this Agreement:

         Address for notices or communications to Barclays:

         Address: 5 The North Colonnade
                           Canary Wharf
                           E14 4BB
         Facsimile:        44(20) 77736461
         Phone:            44(20) 77736810

         Address for notices or communications to the Counterparty:

                  U.S. Bank National Association
                  EP-MN-WS3D
                  60 Livingston Avenue
                  St. Paul, MN 55107
                  Facsimile: (651) 495-8090
                  Phone: (651) 495-3880
                  Attn: Structured Finance RASC Series 2006-EMX8 Trust

           (b)    Process Agent.  For the purpose of Section 13(c):

                  Barclays appoints as its Process Agent:  Not Applicable.

                  Counterparty appoints as its Process Agent:  Not Applicable.

         (c)      Offices.  The provisions of Section 10(a) will apply to this Agreement.

         (d)      Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

                  Barclays is a Multibranch Party and may act through its London and New York offices.

                  Counterparty is not a Multibranch Party.

         (e)      Calculation Agent.  The Calculation Agent is Barclays.

         (f)      Credit  Support  Document.  Not applicable for either  Barclays or the  Counterparty,  but in the event that  Barclays  posts  collateral  under a Credit  Support Annex or provides a guarantee or other  contingent  agreement  pursuant to Part  4(vii)(e)  below,  such Credit  Support  Annex or guarantee or other contingent agreement.

         (g)      Credit Support Provider.  With respect to Barclays:  Not Applicable,  but in the event that Party
                  A provides a guarantee or other  contingent  agreement  pursuant to Part  4(vii)(e)  below,  such guarantor or other provider of credit support.
                                                 With respect to Counterparty:  Not Applicable.

         (h)      Governing  Law. This  Agreement  shall be governed by, and construed in accordance  with the laws of the State of New York (without  reference to choice of law doctrine  except Section 5-1401 and
                  Section 5-1402 of the New York General Obligation Law).

         (i)      Consent to Recording.  Each party hereto  consents and agrees the  monitoring  or  recording,  at any  time and  from  time to time,  by the  other  party  of any and all  communications  between officers  or  employees  of the  parties,  waives  any  further  notice  of  such  monitoring  or recording, and agrees to notify its officers and employees of such monitoring or recording.

        (j)       Waiver of Jury Trial.  To the extent  permitted by applicable law, each party  irrevocably  waives any and all  right to trial by jury in any legal  proceeding  in  connection  with  this  Agreement,  any
                  Credit  Support  Document  to  which  it  is  a  Party,  or  any  Transaction.  Each  party  also acknowledges  that this waiver is a material  inducement to the other party's  entering into this
                  Agreement.

     vi)          Additional Representations:

                  Each party  represents  to the other party that (absent a written  agreement  between the parties that expressly imposes affirmative obligations to the contrary):-

(A)      NON-RELIANCE.  It is acting for its own account,  and it has made its own  independent  decisions to enter into the  Transaction  and as to whether the Transaction is appropriate or proper based upon its own judgment and upon advice from such  advisers as it has deemed  necessary.  It is not relying on any  communication  (written or oral) of the other party as investment  advice or as a recommendation to enter into the Transaction:  it being understood that information and explanations  related to the terms and conditions of the Transaction shall not be considered investment  advice or a  recommendation  to enter  into the  Transaction.  No  communication
                       (written  or oral)  received  from the other  party  shall be deemed to be an  assurance  or guarantee as to the expected results of the Transaction.  Notwithstanding the foregoing,  in the case of  Counterparty,  it has entered into this  Transaction  pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

(B)      ASSESSMENT  AND  UNDERSTANDING.  It is capable of assessing  the merits of and  understanding  (on its own behalf or through independent  professional advice), and understands and accepts, the terms, conditions and risks of the Transaction.  It is also capable of assuming,  and assumes,  the risks of the  Transaction,  and, in the case of  Counterparty,  it has been  directed by the
                       Pooling and Servicing Agreement to enter into this Transaction.

(C)      STATUS OF  PARTIES.  The other  party is not acting as a  fiduciary  for or an adviser to it in respect of the Transaction.

(D)      SEVERABILITY.  If any term,  provision,  covenant,  or condition  of this  Agreement,  or the  application thereof to any party or circumstance,  shall be held to be illegal, invalid or unenforceable
                       (in whole or in part)  for any  reason,  the  remaining  terms,  provisions,  covenants  and conditions  hereof  shall  continue in full force and effect as if this  Agreement  had been executed with the illegal,  invalid or  unenforceable  portion  eliminated,  so long as this
                       Agreement  as so modified  continues  to express,  without  material  change,  the  original intentions  of the parties as to the subject  matter of this  Agreement  and the deletion of such portion of this Agreement  will not  substantially  impair the  respective  benefits or expectations  of the  parties to this  Agreement.  The parties  shall  endeavor to engage in good faith negotiations to replace any illegal,  invalid or unenforceable  term,  provision, covenant or condition with a valid or enforceable  term,  provision,  covenant or condition, the economic  effect of which comes as close as possible to that of the illegal,  invalid or unenforceable term, provision, covenant or condition.

(E)      PURPOSE.  It is entering into the  Transaction  for the purposes of hedging its assets or  liabilities  or in connection with a line of business.

(F)      ELIGIBLE  CONTRACT  PARTICIPANT  REPRESENTATION.  It is an  "eligible  contract  participant"  within  the meaning of Section 1(a)(12) of the Commodity Exchange Act, as amended,  including as amended by the Commodity Futures Modernization Act of 2000.

vii)     Other Provisions.

(A)      FULLY-PAID  PARTY  PROTECTED.  Notwithstanding  the terms of Sections 5 and 6 of the  Agreement if Party B has  satisfied  in  full  all  of  its  payment  obligations  under  Section  2(a)(i)  of the
                      Agreement,  then unless Party A is required pursuant to appropriate  proceedings to return to
                      Party B or otherwise  returns to Party B upon demand of Party B any portion of such  payment,
                      (a) the  occurrence of an event  described in Section 5(a) of the  Agreement  with respect to
                      Party B shall not  constitute an Event of Default or Potential  Event of Default with respect to Party B as the  Defaulting  Party and (b) Party A shall be entitled to  designate an Early
                      Termination  Event  pursuant to Section 6 of the Agreement  only as a result of a Termination
                      Event set forth in either Section  5(b)(i) or Section  5(b)(ii) of the Agreement with respect to Party A as the  Affected  Party or Section  5(b)(iii)  of the  Agreement  with  respect to
                      Party A as the Burdened  Party.  For purposes of the  Transaction to which this  Confirmation relates,  Party B's only  obligation  under  Section  2(a)(i) of the  Agreement is to pay the
                      Fixed Amount on the Fixed Rate Payer Payment Date.

(B)      PROCEEDINGS.  Party A shall not  institute  against or cause any other  person to  institute  against,  or join any other person in instituting  against,  the Trust,  any  bankruptcy,  reorganization, arrangement,  insolvency or liquidation  proceedings,  or other proceedings under any federal or state  bankruptcy,  dissolution  or  similar  law,  for a  period  of one year and one day following  indefeasible  payment  in  full  of the  Class  A  Certificates  and  the  Class M
                      Certificates.

(C)      SET-OFF.  The  provisions  for  Set-Off  set forth in Section  6(e) of the  Agreement  shall not apply for purposes of this Transaction.

(D)      S&P  SUBSTITUTION  EVENT.  It shall be a "S&P  Substitution  Event" if Party A has a  Long-Term  Rating of
                      less than "BBB-" or a Short-Term  Rating of less than "A-3," if  applicable,  by S&P. In such case, Party A must,  within 10 days from such S&P Substitution  Event (while  collateralizing any Exposure to Party B),  transfer this  Transaction at Party A's sole cost and expense,  in whole,  but not in part,  to a  counterparty  that  satisfies  the Rating  Agency  Condition.
                      Failure to comply with this provision shall be an Additional  Termination  Event with Party A as the sole Affected Party.

(e)      If a RATINGS  EVENT (as defined  below) occurs with respect to Barclays,  then  Barclays  shall at its own expense,  subject to the Rating Agency Condition (as defined below),  (unless, within 30 days of such  Ratings  Event,  each of S&P and Moody's has  reconfirmed  the rating of the Class A
                      Certificates  and the Class M  Certificates  which was in  effect  immediately  prior to such
                      Ratings  Event) (i) assign this  Transaction  hereunder  to a third party within (30) days of such  Ratings  Event that meets or  exceeds,  or as to which any  applicable  credit  support provider  meets or exceeds,  the  Approved  Ratings  Thresholds  (as defined  below) on terms substantially  similar to this  Confirmation  or (ii) within (30) days of such Ratings Event, deliver  collateral in accordance  with a Credit Support Annex (as defined in the Pooling and
                      Serving  Agreement)  or (iii)  establish any other  arrangement  that meets the Rating Agency
                      Condition.  For the  avoidance  of doubt,  both  parties  agree that  Barclays  shall only be required to post  collateral  pursuant to the terms of a Credit  Support Annex for the period
                      (the  "Collateral  Requirement  Period") during which Barclays' Rating Event is continuing or until  a  replacement  is in  place.  Once  the  Collateral  Requirement  Period  has  ended,
                      Counterparty's  Custodian  shall return any such  Eligible  Collateral to Barclays as soon as reasonably  practicable  and to the extent such  Collateral  has not already  been applied in accordance  with this  Agreement,  including the Credit Support  Annex.  For purposes of this
                      Transaction,  a "Ratings  Event"  shall  occur with  respect to Barclays  (or any  applicable credit support provider),  if its short-term  unsecured and unsubordinated  debt ceases to be rated  at  least  "A-1"  by S&P  and at  least  "P-1"  by  Moody's  Investors  Service,  Inc.
                      ("Moody's")  (including  in  connection  with  a  merger,   consolidation  or  other  similar
                      transaction  by Barclays or any  applicable  credit  support  provider)  such  ratings  being
                      referred  to  herein  as  the  "Approved  Ratings  Thresholds,"   (unless,   within  30  days
                      thereafter,  each of Moody's and S&P has  reconfirmed the ratings of the Class A Certificates and the  Class  M  Certificates,  as  applicable,  which  were in  effect  immediately  prior thereto).  "Rating Agency Condition"  means,  with respect to any particular  proposed act or omission to act  hereunder  that the party acting or failing to act must consult with each of the Rating  Agencies  then  providing a rating of the  Certificates  and receive from each of the Rating Agencies a prior written  confirmation  that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.
(F)      ADDITIONAL  TERMINATION  EVENTS.  An  Additional  Termination  Event  will  occur if a  Ratings  Event has occurred  and  Party  A has  not  complied  with  (e)  above;  in such  event  an  Additional
                      Termination  Event shall have  occurred with respect to Party A and Party A shall be the sole
                      Affected Party with respect to such Additional Termination Event.
(G)      AFFILIATES.  Each of Party A and Party B shall be deemed to have no  "Affiliates"  as such term is defined under the Agreement.
(H)      TRANSFER.  Notwithstanding  anything to the contrary herein,  no transfer  (including,  but not limited to transfers under Section 7 or otherwise) shall be made unless the  transferring  party obtains a  written  acknowledgment  from  each of the  Rating  Agencies  that,  notwithstanding  such transfer, the then-current ratings of the Certificates will not be reduced or withdrawn.
(I)      SET-OFF.  Notwithstanding  any  provision of this  Agreement or any other  existing or future  agreements, each of Party A and Party B irrevocably  waives as to itself any and all  contractual  rights it may have to set off,  net,  recoup or  otherwise  withhold  or  suspend or  condition  its payment or  performance  of any  obligation to the other party under this  Agreement  against any  obligation  of one party  hereto to the  other  party  hereto  arising  outside  of this
                      Agreement.  The  provisions  for set-off set forth in Section  6(e) of this  Agreement  shall not apply for purposes of this Transaction
(J)      AMENDMENTS.  The  parties  are  prohibited  from  amending  the cap  agreement  (including  the ISDA Form, scheduled  items,  confirmation  and  collateral  assignment  of cap  agreement)  without the consent of any Pledgee and Rating Agency Condition.

                  (k)  LIMITATION OF LIABILITY.  It is expressly  understood  and agreed by the parties hereto that
                      (a) this  Agreement  is  executed  and  delivered  by U.S.  Bank  National  Association,  not individually  or  personally  but solely as trustee of Party B in the  exercise of the powers and  authority  conferred  and  vested  in it,  (b)  the  representations,  undertakings  and agreements  herein  made on the  part of  Party  B are  made  and  intended  not as  personal representations,  undertakings  and  agreements  by the Trustee but are made and intended for the purpose of binding  only Party B, (c) nothing  herein  contained  shall be  construed  as creating  any  liability  on Trustee,  individually  or  personally,  to perform any covenant either expressed or implied  contained  herein,  all such liability,  if any, being expressly waived by the parties who are  signatories to this  Agreement and by any person  claiming by, through or under such  parties  and (d) absent its  willful  misconduct  or gross  negligence with  respect  to its  obligations  under  the  Pooling  and  Servicing  Agreement,  under no circumstances  shall the  Trustee be liable for the payment of any  indebtedness  or expenses of  Party B or be  liable  for the  breach  or  failure  of any  obligation,  representation, warranty or covenant made or undertaken by Party B under this Agreement.

                  (l)  EXPENSES.  Notwithstanding  anything to the  contrary  in Section  11,  Party B shall not be required to reimburse Party A for any of Party A's  out-of-pocket  expenses incurred by Party
                      A related to its enforcement of Party A's rights hereunder.

                  (m) GROSS UP.  Section  2(d)(i)(4)  shall not apply to Party B as X, and Section  2(d)(ii)  shall not apply to Party B as Y, such that  Party B shall  not be  required  to pay any  additional amounts referred to therein.

The time of dealing will be confirmed by Barclays  upon  written  request.  Barclays is regulated by the  Financial
Services Authority.  Barclays is acting for its own account in respect of this Transaction.

Please  confirm that the foregoing  correctly sets forth all the terms and conditions of our agreement with respect to the  Transaction  by responding  within three (3) Business Days by promptly  signing in the space provided below and  both  (i)  faxing  the  signed  copy to  Incoming  Transaction  Documentation,  Barclays  Capital  Global  OTC
Transaction   Documentation   &   Management,   Global   Operations,   Fax  +(44)   20-7773-6810/6857,   Tel  +(44)
20-7773-6901/6904/6965,  and (ii)  mailing  the signed  copy to Barclays  Bank PLC, 5 The North  Colonnade,  Canary
Wharf,  London E14 4BB, Attention of Incoming  Transaction  Documentation,  Barclays Capital Global OTC Transaction
Documentation  &  Management,  Global  Operation.  Your failure to respond  within such period shall not affect the validity or  enforceability  of the  Transaction  against you. This facsimile  shall be the only  documentation  in respect of the Transaction and accordingly no hard copy versions of this  Confirmation for this  Transaction  shall be provided unless the Counterparty requests.

For and on behalf of                                    For and on behalf of
BARCLAYS BANK PLC                                       RASC SERIES 2006-EMX8 TRUST

                                                        BY: U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL
                                                        CAPACITY BUT SOLELY IN ITS CAPACITY AS TRUSTEE FOR THE
                                                        BENEFIT OF RASC SERIES 2006-EMX8 TRUST

Name: _________________________________                 Name:_____________________________________________
Title:                                                  Title:
Date:                                                   Date:

Barclays Bank PLC and its  affiliates,  including  Barclays  Capital Inc.,  may share with each other  information, including  non-public credit information,  concerning its clients and prospective  clients. If you do not want such information  to be shared,  you must write to the Director of Compliance,  Barclays Bank PLC, 200 Park Avenue,  New
York, NY 10166.

                                                    SCHEDULE A

SCHEDULE A TO THE CONFIRMATION DATED AS OF SEPTEMBER 28, 2006
RE: REFERENCE NUMBER TBD

      PERIOD START DATE               PERIOD END DATE          CALCULATION AMOUNT (USD)

         28-Sep-2006                    25-Oct-2006                 698,610,000.03
         25-Oct-2006                    25-Nov-2006                 691,182,741.89
         25-Nov-2006                    25-Dec-2006                 685,034,978.99
         25-Dec-2006                    25-Jan-2007                 676,862,947.41
         25-Jan-2007                    25-Feb-2007                 666,662,752.43
         25-Feb-2007                    25-Mar-2007                 654,446,196.33
         25-Mar-2007                    25-Apr-2007                 640,241,466.51
         25-Apr-2007                    25-May-2007                 624,093,662.98
         25-May-2007                    25-Jun-2007                 606,065,847.22
         25-Jun-2007                    25-Jul-2007                 586,557,254.75
         25-Jul-2007                    25-Aug-2007                 565,790,293.11
         25-Aug-2007                    25-Sep-2007                 543,906,310.83
         25-Sep-2007                    25-Oct-2007                 522,829,459.10
         25-Oct-2007                    25-Nov-2007                 502,529,671.99
         25-Nov-2007                    25-Dec-2007                 482,978,012.42
         25-Dec-2007                    25-Jan-2008                 464,146,629.54
         25-Jan-2008                    25-Feb-2008                 446,008,717.72
         25-Feb-2008                    25-Mar-2008                 428,538,477.04
         25-Mar-2008                    25-Apr-2008                 411,711,075.35
         25-Apr-2008                    25-May-2008                 395,502,611.72
         25-May-2008                    25-Jun-2008                 379,887,068.49
         25-Jun-2008                    25-Jul-2008                 364,495,197.87
         25-Jul-2008                    25-Aug-2008                 337,893,723.66
         25-Aug-2008                    25-Sep-2008                 313,250,092.24
         25-Sep-2008                    25-Oct-2008                 290,451,548.12
         25-Oct-2008                    25-Nov-2008                 269,317,866.69
         25-Nov-2008                    25-Dec-2008                 249,904,173.59
         25-Dec-2008                    25-Jan-2009                 238,076,360.32
         25-Jan-2009                    25-Feb-2009                 226,759,907.51
         25-Feb-2009                    25-Mar-2009                 215,932,061.28
         25-Mar-2009                    25-Apr-2009                 205,571,100.19
         25-Apr-2009                    25-May-2009                 195,656,287.80
         25-May-2009                    25-Jun-2009                 186,167,827.38
         25-Jun-2009                    25-Jul-2009                 177,086,818.83
         25-Jul-2009                    25-Aug-2009                 168,395,217.48
         25-Aug-2009                    25-Sep-2009                 160,075,794.89
         25-Sep-2009                    25-Oct-2009                 152,115,810.94
         25-Oct-2009                    25-Nov-2009                 152,115,810.94
         25-Nov-2009                    25-Dec-2009                 152,115,810.94
         25-Dec-2009                    25-Jan-2010                 149,225,254.65
         25-Jan-2010                    25-Feb-2010                 143,172,253.60
         25-Feb-2010                    25-Mar-2010                 137,376,018.54
         25-Mar-2010                    25-Apr-2010                 131,825,278.39
         25-Apr-2010                    25-May-2010                 126,509,268.83
         25-May-2010                    25-Jun-2010                 121,417,709.13
         25-Jun-2010                    25-Jul-2010                 116,540,780.13
         25-Jul-2010                    25-Aug-2010                 111,869,103.11
         25-Aug-2010                    25-Sep-2010                 107,393,719.76
         25-Sep-2010                    25-Oct-2010                 103,106,072.96
         25-Oct-2010                    25-Nov-2010                 98,997,988.56
         25-Nov-2010                    25-Dec-2010                 95,061,657.90
         25-Dec-2010                    25-Jan-2011                 91,289,621.16
         25-Jan-2011                    25-Feb-2011                 87,674,751.55
         25-Feb-2011                    25-Mar-2011                 84,210,240.12
         25-Mar-2011                    25-Apr-2011                 80,889,581.33
         25-Apr-2011                    25-May-2011                 77,706,559.28
         25-May-2011                    25-Jun-2011                 74,655,234.54
         25-Jun-2011                    25-Jul-2011                 71,729,931.65
         25-Jul-2011                    25-Aug-2011                 68,925,228.93
         25-Aug-2011                    25-Sep-2011                 66,235,308.16